INCOME TAXES - Components of Income Tax Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Current expense [Abstract]
Federal	$ 15,133	$ 46,800	$ 24,307
State	3,159	2,568	3,308
Total current expense	18,292	49,368	27,615
Deferred (benefit) expense [Abstract]
Federal	21,014	11,769	(4,399)
State	188	1,596	894
Total deferred (benefit) expense	21,202	13,365	(3,505)
Income tax expense	$ 39,494	$ 62,733	$ 24,110